 Exhibit 10.2

越宝企业管理咨询（广州）有限公司

Superior Treasure Enterprise Management Consulting

 (Guangzhou) Corporation Limited

和 and

孟雪琴

Meng Xueqin

周永益

Zhou Yongyi

股权质押协议

STOCK EQUITY PLEDGE AGREEMENT

2018 年 1 月 20 日

Date: January 20th，2018

中华人民共和国

The People’s Republic of China

股权质押协议

Stock Equity Pledge Agreement

本股权质押协议 (“协议”) 由以下各方于 2018 年 1 月 20 日在中华人民共和 国广州市签订:

This Stock Equity Pledge Agreement (this “Agreement”) is made and entered into, as of (January 20th，2018), in (Guangzhou City), the People’s Republic of China, by the Parties as follows:

质押权人: 越宝企业管理咨询（广州）有限公司

The Pledgee: Superior Treasure Enterprise Management Consulting (Guangzhou) Corporation Limited

地址: 广州市南沙区进港大道 10 号 609 房

Address: Room 609, No.10, Jin Gang Avenue, Nansha District, Guangzhou City

代表人: Angella Lu Representative: Angella Lu

质押人:孟雪琴

The Pledger: Meng Xueqin

身份证号码: 110104196308261260
ID Number: 110104196308261260

地址: 北京市丰台区嘉园一里 8 楼 9 门 802 号

Address: Room 802, Building 9, No.8， Jia Yuan Yi Li, Fengtai District, Beijing City

质押人：周永益

The Pledger: Zhou Yongyi

身份证号码: 510111195305150374
ID Number: 510111195305150374

地址: 成都市金牛区茶店子育苗路 8 号 8 栋 4 单元 2 号

Address: Room 2，Floor 4，Building 8, No.8, Yumiao Road, Chadianzi, Jinniu District，Chengdu City

质押人和质押权人在本协议中以下合称“各方”，单独称“一方”。

The Pledgor and the Pledgee will hereinafter be collectively referred to as “all Parties” or “each Party”, and individually referred to as “a Party” in this Agreement.

序言 RETICALS

鉴于， 质押人是中国公民， 且拥有对广东藏宝天下艺术品有限公司 （“公司”）注册资本 100％的权益。公司是一家根据中国法律组建和有效存 续的有限责任公司。

Whereas, the Pledgor is a Chinese citizens, holding 100% of the equity of the registered capital of the Guangdong Cang Bao Tian Xia Artworks Corporation Limited (the “Company”), which is a corporation with limited liability, duly organized and existing under the laws of China.

鉴于，质押权人是一家根据中国法律组建和存续的外商独资企业。

Whereas, the Pledgee is a wholly foreign owned enterprise duly organized and existing under the laws of China.

鉴于，公司、质押权人和质押人出让人于 2018 年 1 月 20 日签订了《股 东收益权转让协议》(“股东收益权转让协议”)，根据该协议，质押人向质押 权人转让其对公司享有的股东收益权。

Whereas, the Company, the Pledgee and the Pledgor made and entered into, as of (January 20th， 2018), the Shareholder Usufruct Transfer Agreement (the “Shareholder Usufruct Transfer Agreement”), pursuant to which the Pledgor transfer their shareholder usufruct of the Company to the Pledgee.

鉴于，公司、质押权人和质押人于 2018 年 1 月 20 日签订了《独家管理 咨询服务协议》(“服务协议”)，根据该协议，质押权人同意作为独家提供 商，向公司提供与公司业务有关的所有管理服务，以收取一定的服务费。

Whereas, the Company, the Pledgee and the Pledgor made and entered into, as of (January 20th， 2018), the Exclusive Management Consultation Service Agreement (the “Service Agreement”), pursuant to which the Pledgee agrees to act as the exclusive provider to provide the Company with all management service relating to the business of the Company, with a certain service fee as compensation.

鉴于，质押权人和质押人于 2018 年 1 月 20 日签订了《股权优先受让协 议》 ( “股权优先受让协议”)， 根据该协议，质押人不可撤消地赋予质押权 人优先受让权，在质押权人要求时并根据所适用的中国法律，可要求质押人向 质押权人或其指定的人转让质押人对公司注册资本的任何或全部权益。

Whereas, the Pledgee and the Pledgor made and entered into, as of (January 20th，2018), the Stock Equity Transfer Priority Agreement (the “Stock Equity Transfer Priority Agreement”), pursuant to which the Pledgor irrevocably award the Pledgee with the transfer priority which allows that the Pledgor shall, at the request of the Pledgee pursuant to the applicable laws of China, transfer any or all of their equity of the registered capital of the Company to the Pledgee or any person appointed by the Pledgee.

鉴于，为担保股东收益权转让协议、服务协议、股权优先受让协议项下 质押人、公司各自义务（以下合称为“义务”）的履行，质押人特此将其持有 的对公司注册资本的全部权益质押给质押权人。质押权人同意接受质押人提供 的该等质押。

Whereas, in order to guarantee the performance of the respective obligation of the Pledgor and the Company under the Shareholder Usufruct Transfer Agreement, the Service Agreement and the Stock Equity Transfer Priority Agreement, the Pledgor hereby make the pledge of all of their equity of the registered capital of the Company to the Pledgee. The Pledgee accepts such pledge provided by the Pledgor.

现，因此，根据所述约定，各方达成了一份协议，并遵守下列条款和条件。

NOW, THEREFORE, pursuant to such stipulation, the Parties hereby agree and enter into an agreement, with provisions and conditions as follows:

1.	定义

Definition

除非上下文另有要求，下列词语和表述应有下列赋予之含义：

Unless other provisions in this Agreement, the following terms shall be construed and interpreted as follows:

1.1	“质押权” 应具有本协议第二条规定的含义。

“Pledge Right” shall be referred to as the definition in the Paragraph 2 in this Agreement.

1.2	“股权” 应指股东在公司按其根据相关法律文件认缴和实际投入的注册 资本数额占公司注册资本总额的比例所享有的公司的股东权益。

“Stock Equity” shall be refer to as the Shareholder’s equity of the Company held by such Shareholder based on the percentage of the registered capital subscribed and paid in by such Shareholder pursuant to relevant laws and regulations, to the total amount of the registered capital of the Company.

1.3	“违约事件”应指本协议第九条规定的任何事件。

 “Event of Breach” shall refer to any case, event or incident set forth in the Paragraph 9 in this Agreement.

1.4	“质押财产”应指质押人在本协议项下质押给质押权人的股权及其该等 股权由此产生的股息。

“Pledged Property” shall be referred to as the stock equity pledged to the Pledgee by the Pledgor under this Agreement and the dividend brought about from such stock equity.

1.5	“中国” 应指中华人民共和国。

“China” shall refer to the People’s Republic of China.

1.6	“质押期限”应具有本协议第四条规定的期限。

“Pledge Term” shall refer to the term set forth in the Paragraph 4 in this Agreement.

1.7	“违约通知”应指质押权人根据本协议发出的宣布一项违约事件的通 知。

“Notification of Breach” shall be referred to as the notification issued by the Pledgee pursuant to this Agreement, stating an event of breach.

2.	质押权

Pledge Right

质押人同意将其各自所持有共计公司 100%的股权质押给质押权人，作为质押 人、公司履行其各自在股东收益权转让协议、服务协议、股权优先受让协议项 下义务的担保(“质押”) 。质押权应指质押权人就质押财产（包括在本协议期 间在股权上所产生的股息）享有的优先担保权利，使质押权人享有从出售和拍 卖质押财产的收益中优先受偿的权利。

The Pledgor agrees to pledge the 100% of the stock equity of the Company they hold to the Pledgee, as the warranty of the performance of the obligations under the Shareholder Usufruct Transfer Agreement, Service Agreement and Stock Equity Transfer Priority Agreement by the Pledgor and the Company (the “Pledge”). The pledge right shall refer to the preferential hypothec held by the Pledgee to the pledged property (including the dividend brought about from such stock equity during the term of this Agreement), which allows the Pledgee to have the priority to be indemnified from the benefit or profit brought about from the sale and auction of the pledged property.

3.	质押担保范围

Extent of the Pledge

因本协议项下质押人质押的设置而形成的担保权益应涵盖义务、罚款、损失、 行使质押的费用、和质押人、公司各自在股东收益权转让协议、服务协议、股 权优先受让协议项下到期应支付给质押权人的所有其它支付款项。

The security interest resulted from the establishment of the pledge by the Pledgor under this Agreement shall cover the obligations, penalties, losses, expenses to conduct such pledge and any other payment or charge under the Shareholder Usufruct Transfer Agreement, Service Agreement and Stock Equity Transfer Priority Agreement which shall be paid to the Pledgee by the Pledgor and the Company when such payment or charge is due.

4.	质押期限

Pledge Term

本协议经各方有效签署并自本协议项下的质押被记载在公司的股东名册之日起 生效。质权自工商行政管理部门办理出质登记时设立。

This Agreement shall come into force in the day when the signatures are executed by all Parties and the pledge under this Agreement is recorded in the List of Shareholders. The Pledge Right shall be established when the pledge is registered at the Administration Bureau of Industry and Commerce.

本协议将保持其全部效力至下述日期中较早者：(i)各方共同书面同意终止本协 议的日期；(ii)对公司注册资本 100％的权益被质押权人或其指定人购买或占 有，或经质押权人同意被转让给第三方的日期；(iii)股东收益权转让协议终止 的日期。

This Agreement shall remain in validity and effectiveness until the following day (depending on which takes place first) when (i) all Parties agree in written to terminate this Agreement; (ii) 100% of the equity of the registered capital of the Company is purchased or possessed by the Pledgee or any person appointed by such Pledgee, or transferred to a third party with the consent of the Pledgee; or (iii) the Shareholder Usufruct Transfer Agreement is terminated.

5.	与质押有关的代表质押财产的文件的占有

Possession of the Pledge-related Documents Representing the Pledged Property

质押人应于本协议签署之日将代表其所持公司股权的出资证明书交付给质权 人。并且，质押人应确保公司在主管的工商登记机关登记该质押和以令质押权 人满意的方式，将该质押登记于公司的股东名册（其形式作为附件 A 附随于本 协议后），并且于本协议签署后三十日内将在主管工商登记机关进行登记的证 明文件和公司股东名册交付给质押权人。

The Pledgor shall, at the execution day of this Agreement, deliver the investment certificate, which represents the stock equity of the Company they hold, to the Pledgee; shall ensure that such pledge has already been registered in the competent Administration Bureau for Industry and Commerce and recorded in the List of Shareholders of the Company (referred to as the Appendix A of this Agreement) in the manner satisfactory to the Pledgee; and shall deliver the certificate for the register in the competent Administration Bureau for Industry and Commerce and the List of Shareholders of the Company to the Pledgee within a period of thirty days which commence from the day of execution of this Agreement.

6.	质押人的陈述和保证

Representation and Guarantee of the Pledgor

在本协议签署之日，质押人在此向质押权人做出如下陈述和保证：

As of the day of execution of this Agreement, the Pledgor hereby represent and guarantee to the Pledgee as follows:

6.1	质押人是被质押股权的合法所有人，并特此承诺将其持有的公司 100%的 股权全部质押给质押权人。

The Pledgor is the legal holder of the stock equity in pledge, and hereby commit to pledge all of the 100% of the stock equity of the Company to the Pledgee.

6.2	质押人有权签署并履行本协议。

The Pledgor is entitled to execute signatures in and perform this Agreement.

6.3	就其所知，质押人签订及履行本协议符合公司的章程和其他公司文件， 并且不违反任何已公布的中国法律和法规或其为一方当事人与第三方签 署的任何协议或文件。

As their acknowledgement, the execution and performance of this Agreement by the Pledgor result in no violation of the Articles of Incorporation or Bylaws and other corporate documents, or of any law and regulation of China promulgated, or any other agreement or documents made and entered into by such Pledgor and a third party in which such Pledgor is a party.

6.4	质押人已经依法缴付了与股权有关的应缴付的全部出资，且获得了一家 合格的会计事务所签发的验资报告。

The Transferors have already paid up all contributions payable relating to their equities, and obtained capital verification report provided by a qualified public accounting firm to such contributions.

6.5	本协议应构成质押人合法、有效和有约束力的义务，该等义务根据本协 议的条款和条件对质押人具有完全的强制执行力。

This Agreement shall form the legal, effective and binding obligation to the Pledgor; such obligation shall be absolutely enforceable to the Pledgor pursuant to the terms and provisions under this Agreement.

6.6	质押人在任何适当的时候均应完全按服务协议、股东收益权转让协议和 股权优先受让协议的要求履行其在这些协议项下的义务。

The Pledgor shall, at any appropriate time, perform the obligations under the Service Agreement, Shareholder Usufruct Transfer Agreement and Stock Equity Transfer Priority Agreement pursuant to such agreements.

6.7	除在本协议下设置的质押，不存在就质押人拥有的公司的股权的全部或 部分所设定的有利于质押权人以外的任何其他方的质押、第三方的权利 主张、权利负担或任何担保权益。

Except for the pledge set under this Agreement, no other pledge of the all or part of the stock equity of the Company held by the Pledgor for the benefit of any other party other than the Pledgee, or any claims, liability or security interest by a third party, is in existence.

6.8	质押人在此提供给质押权人的所有文件、资料和证明都是正确、真实、 完整及有效的。

All of the documents, information and certifications provided by the Pledgor to the Pledgee shall be accurate, authentic, integral and valid.

6.9	当质押权人根据本协议行使该质押权时，应不存在来自任何其他方的阻 碍。

The exercise of the pledge right by the Pledgee pursuant to this Agreement shall not be prevented or obstructed by any party.

6.10	质押权人应有权根据本协议处置和转让质押权。

The Pledgee shall be entitled to dispose and transfer the pledge right pursuant to this Agreement.

6.11	质押人保证质押权人根据本协议行使其质押权不得被质押人或质押人的 任何继承者或代表或任何其它方以任何法律程序予以阻止或损害。

The Pledgor guarantees that the exercise of pledge right by the Pledgee pursuant to this Agreement shall not be prevented or harmed by the Pledgor, any successor or representative of the Pledgor or otherwise in legal proceedings by any other party.

6.12	质押人均没向任何第三方做出转让或以其他方式处置任一部分或全部股 权的要约，质押人亦均没有对第三方根据股权优先受让协议以外的条件 购买任一部分或全部股权的要约做出任何承诺。

The Pledgor has neither any offer or agreement in which all or part of the stock equity may be transferred to any third Party or be otherwise disposed, nor any commitment to make any offer or agreement in which all or part of the stock equity may be purchased by any third party on the conditions other than those in the Stock Equity Transfer Priority Agreement.

6.13	除股权优先受让协议以外，不存在以任何一质押人作为一方的有关转让 任一部分或全部股权的协议。

Except for the Stock Equity Transfer Priority Agreement, no any agreement in which any Pledgor may act as a party to transfer all or part of the stock equity to any third party is in existence.

6.14	质押人特此向质押权人保证，为质押权人的利益，质押人应遵守本协议 项下规定的所有保证、契约、协定、陈述和条件。如果任一质押人不遵 守或不履行任何保证、契约、协定、陈述和条件，质押人应共同和连带 地赔偿质押权人因此而遭受的全部损失。

The Pledgor hereby guarantees to the Pledgee that the Pledgor shall, for the benefit of the Pledgee, abide by all of the guarantees, covenants, stipulations, representations and conditions under this Agreement. If any of the Pledgor violates any of such guarantees, covenants, stipulations, representations or conditions, the Pledgor shall indemnify the Pledgee for all of the losses consequent.

6.15	公司已获得设立和运营业务所必须的所有的政府批准、授权和许可，且 完成了所有必须的登记和备案手续。

The Company has all governmental approvals, authorizations and licence necessary and essential for the establishment and business operation and has accomplished all registration and filing formalities necessary and essential.

6.16	公司应完全按贷款协议、服务协议的要求履行其在协议项下的全部义 务。

The Company shall perform all of its obligations under the Loan Agreement and the Service Agreement fully pursuant to such agreements.

6.17	公司在其任何财产上没有设置任何抵押、质押或任何其它阻碍。

The Company has no any pledge, mortgage or any other obstructions to its properties.

6.18	不存在与质押人、公司或股权有关的未决的争议、诉讼、仲裁、行政程 序或任何其他法律程序，也不存在任何与质押人、公司或股权有关的潜 在的争议、诉讼、仲裁、行政程序或任何其他法律程序。

No any pending dispute, proceeding, arbitration, administrative procedure or any other legal proceeding related to the Pledgor, the Company or stock equity of the Pledgor, nor any potential dispute, proceeding, arbitration, administrative procedure or any other legal proceeding related to the Pledgor, the Company or stock equity of the Pledgor, is in existence.

7.	质押人的承诺

Commitment of Pledgor

为质押权人的利益，质押人在此做出如下承诺，在本协议期间内：

For the benefit of the Pledgee, the Pledgor hereby commits during the term of this Agreement, as follows:

7.1	未经质押权人事前书面同意，质押人不得转让或让与股权，设定或允许 设定任何可能对质押权人的权益产生不利影响的质押，或促使公司股东 会做出任何允许出售、转让、质押或以任何其它方式处置股权的决议， 或批准在质押财产上设置任何其它担保权益。但是，股权可根据股权优 先受让协议转让给质押权人或质押权人指定的任何人。

Without prior written consent of the Pledgee, the Pledgor shall not transfer or assign any stock equity, make or consent to make any pledge which may go against any interest of the Pledgee, request or urge the Board of Shareholders of the Company to make any resolution to approve any sale, transfer, pledge or disposal, in any way, of the stock equity, or approve any security interest made to any property of the Company; however, such stock equity may be transferred to the Pledgee or any person designated by the Pledgee pursuant to the Stock Equity Transfer Priority Agreement.

7.2	质押人应遵守适用于质押的所有法律和法规。质押人应于收到有关政府 部门发布或颁布的关于质押的任何通知、命令或建议之日起五(5)日内， 将该通知、命令或建议交付给质押权人，并应遵守该通知、命令或建

议，或根据质押权人的合理要求或在其同意下，做出对该通知、命令或 建议的反对或声明。

The Pledgor shall abide by all of the laws and regulations applicable to the pledge. With five (5) days after the receipt of any notice, order or proposal on the pledge promulgated or released by relevant governmental sectors, the Pledgor shall deliver such notice, order or proposal to the Pledgee, and shall abide by such notice, order or proposal, or shall make any declaration or rejection to such notice, order or proposal, at the reasonable request of or with the consent of the Pledgee.

7.3	质押人应及时告知质押权人可能对质押权人在质押财产或其任一部分上 的权利或利益有重大影响的任何事件或其收到的通知，并应及时告知质 押权人有关其任何保证或义务的变化，或对其任何保证或义务可能产生 重大影响的任何事件或其收到的通知。

The Pledgor shall timely notify the Pledgee of any event or any notice received, which may materially affect the Pledgee’s right or benefit in the pledged property or any part of such pledged property, and shall timely notify the Pledgee of any change relevant to its guarantee or obligation, and of any event or any notice received, which may materially affect the Pledgor’s guarantee or obligation.

7.4	质押人保证，未经质押权人事先书面同意，公司将不在公司的任何财产 上设置任何抵押、质押或任何其它形式的权利负担。

The Pledgor guarantee that, without prior written consent of the Pledgee, the Company shall not make any mortgage, pledge, or any liability in any other way, to any of the property of the Company.

8.	质押性质

Nature of the Pledge

8.1	质押应不受质押权人持有的义务上的任何其他质押或担保权益的影响， 并且不影响其他质押和担保权益的效力。

This Pledge shall not be affected by any other pledge or security interest of the obligation held by the Pledgee, and shall not affect the effectiveness and validity of any other pledge and security interest.

8.2	质押和质押权人在本协议下的权利应不因下列情况而被免除或受影响：

The Pledge and the rights of the Pledgee under this Agreement shall not be exempted or affected in the cases as follows:

8.2.1	经质押权人同意的对任何方的任何义务的延期、免除、减少或豁 免；

Any extension, exoneration, reduction or exemption of any party’s obligation approved by the Pledgee;

8.2.2	对服务协议、股东收益权转让协议、股权优先受让协议的任何修 订、修改或补充；

Any amendment, modification or supplementation to the Service Agreement, Shareholder Usufruct Transfer Agreement and the Stock Equity Transfer Priority Agreement;

8.2.3	就义务设立的任何其他质押或担保权益的处置、变动或解除；

Any disposal, change or exemption to any other pledge or security interest for the obligations;

8.2.4	质押权人和任何一方之间有关任何权利主张而达成的任何协议；

Any agreement made and entered into for any claim of rights by and between the Pledgee and any Party;

8.2.5	质押权人行使其权利的过程中引起的延迟、履行、违约或错 误；

Any delay, performance, breach or misconduct during the exercise of the rights by the Pledgee;

8.2.6	对服务协议、股东收益权转让协议、股权优先受让协议议效力、 无效和/或不可执行力的承认或每次履行；

The recognition or each performance of the effectiveness, ineffectiveness and/or un-enforcement of the Service Agreement, Shareholder Usufruct Transfer Agreement and the Stock Equity Transfer Priority Agreement;

8.2.7	任何其他可能对质押人在本协议下的任何义务产生影响的事 件。

Any other event that may affect any obligation of the Pledgor under this Agreement.

9.	违约事件

Event of Breach

9.1	下述各项事件应构成一项违约事件：

The following cases will be deemed as events of breach:

9.1.1	任何一质押人未能履行股东收益权转让协议、股权优先受让协 议项下的义务。

Any/Either of the Pledgor fails to perform the obligations under the Shareholder Usufruct Transfer Agreement and the Stock Equity Transfer Priority Agreement.

9.1.2	公司违反了其在服务协议项下的任何义务。

The Company violates any of its obligations under the Service Agreement.

9.1.3	质押人在本协议下做出的任何声明或保证是误导或不实的，或 任何一质押人违反了其在本协议下的任何保证。

Any statement, representation or guarantee of the Pledgor under this Agreement is proved to be misleading or invalid, or any/either of the Pledgor violates any of its guarantees under this Agreement.

9.1.4	质押人违反了本协议中的任何承诺。

The Pledgor violates any of their commitments under this Agreement.

9.1.5	质押人违反本协议的任何其它规定。

The Pledgor violates any other stipulation under this Agreement.

9.1.6	质押人放弃所有或任一部分质押财产，或未经质押权人的书面 同意转让或让与所有或任一部分质押财产。

The Pledgor gives up all or any part of the pledged property, or transfers or assigns all or any part of the pledged property without the written consent of the Pledgee.

9.1.7	质押人对任何第三方的借款、担保、补偿、承诺或其他债务(i) 已因为违约而被要求提前偿还；或(ii)已到期并未被及时偿 还，因此使得质押权人相信任何一质押人履行本协议下的义务 的能力受到了损害。

The Pledgor is required to repay in advance due to any breach or fail to repay timely when due, the loans from any third party or the pledge, indemnification, commitment or other liability to any third party, for which the Pledgee believes that any Pledgor’ ability or competence to perform the obligations under this Agreement is in damage.

9.1.8	质押人不能偿还任何重大债务。

The Pledgor fails to reimburse any material debt or liability.

9.1.9	质押人非因不可抗力事件的原因不能继续履行其在本协议项下 的义务。

The Pledgor fails to proceed with the performance of their obligations under this Agreement due to any reason other than force majeure.

9.1.10	在质押人拥有的任何财产上产生了任何不利变化，导致质押权 人相信任何一质押人履行本协议项下的义务的能力受到了影 响。

Any adverse change to any property of the Pledgor occurs, for which the Pledgee believes that any Pledgor’s ability or competence to perform the obligations under this Agreement is in damage.

9.1.11	质押人的继承人或代理人仅只能部分履行或拒绝履行其在服务 协议项下的付款义务。

The successors or agents of the Pledgor are only competent to perform part of the obligation of payment under the Service Agreement or reject to perform such obligation.

9.1.12	因质押人的任何行为或疏忽而导致对本协议任何其它规定的违 反。

Any other stipulation under this Agreement is violated due to any action or negligence of the Pledgor.

9.2	质押人应在知道或了解第 9.1 款中规定的任何事件或任何可能导致这类 事件的情况时立即书面告知质押权人。

The Pledgor shall notify, in written, the Pledgee of any event set forth in the Paragraph 9.1 or any case which may result in such event promptly when they are aware of such events or cases.

10.	质押权的行使

Exercise of the Pledge Right

10.1	在完全履行义务前，未经质押权人书面同意，质押人不得转让或让与或 以其它方式处置质押财产。

Before the full performance of the obligations, without written consent of the Pledgee, the Pledgor shall not transfer, assign or dispose in otherwise the pledged property.

10.2	如果发生第 9.1 款中规定的任何一项或多项事件，受限于中国法律的规 定，质押权人应有权在其认为适当的时间和以其认为适当的方式，发出 书面违约通知处置质押财产。该处置应包括但不限于中国法律允许的最 大限度内的如下方法：

In case any or many cases set forth in the Paragraph 9.1 occur, due to the limitation of the laws of China, the Pledgee shall be entitled to issue a written notification of breach, at any time and in any manner believed to be proper, to dispose the pledged property. Such pledged property shall be disposed in the manner to the most extent permitted by the laws of China, including but not limited to the manners as follows:

10.2.1	将质押财产按各方在转让当时约定的价格转让给质押权人或质 押权人的指定人；

The pledged property may be transferred to the Pledgee or any person designated by the Pledgee, at the price determined when such transfer is conducted;

10.2.2.	拍卖和出售质押财产；或

Such pledged property may be auctioned or sold; or

10.2.3	中国法律允许的其他办法。

Such pledged property may be disposed in any other manner permitted by laws of China.

10.3	质押人根据 10.2.2 款和 10.2.3 款的规定处置质押财产所获得的收益应

支付给质押权人。不论以 10.2 款中规定何种方式处置质押财产，质押人 都应将本协议第三条所述的、质押人和公司在服务协议、股东收益权转 让协议、股权优先受让协议项下应支付的全部款项全部付清。

The profit or benefit brought about from the disposal of pledged property by the Pledgor pursuant to the Paragraphs 10.2.2 and 10.2.3 shall be paid to the Pledgee. No matter in what manner set forth in the Paragraph 10.2 the pledged property is disposed; all charges payable of the Pledgor and the Company under the Service Agreement, Shareholder Usufruct Transfer Agreement and the Stock Equity Transfer Priority Agreement, which are set forth in the Paragraph 3 in this Agreement, shall be paid up.

10.4	在质押权人根据本协议行使其于质押项下的权利时，质押人不得设置任 何阻碍，并应提供必要的协助以便质押权人行使其质押权。

During the Pledgee’s exercise of its rights under the pledge pursuant to this Agreement, the Pledgor shall provide necessary assistance to the Pledgee for such exercise of its pledge rights, without taking any obstructive action.

11.	让与

Transfer

11.1	未经质押权人的事前同意，质押人不得将其在本协议下的权利和义务让 与给任何一方。

Without prior consent of the Pledgee, the Pledgor shall not transfer their rights and obligations under this Agreement to any other party.

11.2	本协议应对质押人及其继受者有效并有约束力。

This Agreement shall be effective and binding on the Pledgor and their successors.

12.	终止

Termination

当质押人和公司不再须承担任何义务时，本协议应予以终止。在这种情形下， 各方应以合理和惯常的方式尽快终止本协议。

This Agreement shall be terminated if the Pledgor and the Company are no longer required to assume any obligation. In such case, all Parties shall terminate this Agreement at the soonest in the reasonable and customary manner.

13.	不可抗力

Force Majeure

13.1	不可抗力指各方对其发生不能合理预见和不能合理防止的任何事件，包 括但不限于政府行为、自然灾害、火灾、爆炸、台风、洪水、地震、潮 水、闪电、战争。然而，缺乏信用、资金和财务状况不好不得被认为是 一方非能合理控制的事件。

Force majeure refers to any event or incident which may not be reasonably predicted and prevented by all Parties, including but not limited to governmental actions, natural disasters, fire hazard, explosion, typhoon, flood, earthquake, tide, lightning, wars, etc; however, credit deficiency, capital shortage or bad financial condition shall not be deemed as an event which may not be reasonably controlled by a Party.

13.2	遇有上述不可抗力的一方应立即将事件的有关情况通知其他一方，并提 供发生不可抗力的适当证明和预测该等不可抗力将持续的时间。遇有上 述不可抗力的一方还应努力消除不可抗力事件及其影响。

A Party affected by the event or incident of such force majeure shall promptly notify the other Party of the information of such event or incident, and shall provide proper proof and predict the duration of such event or incident. The Party affected shall strive to minimize or eliminate the effect and influence of such event or incident.

13.3	受不可抗力影响的一方无须对因受不可抗力影响而延期履行的部分或未 履行的部分承担任何责任，若其已采取了合理的措施履行本协议。一旦 不可抗力事件及其影响消失，各方应立即继续履行本协议项。

The Party affected by the event or incident of force majeure shall not be liable to part which is in the delay or absence of performance due to such event or incident, provided that such Party has taken reasonable measures to perform this Agreement. Upon the elimination of such event or incident and its influence, each Party shall proceed with this Agreement.

14.	争议解决

Solution to Dispute

14.1	任何由本协议引起或与本协议相关的争议应提交中国国际经济贸易仲裁 委员会华南分会（“贸仲委”）在深圳按照提交仲裁请求当时有效的贸 仲委仲裁规则予以仲裁解决。

Any dispute arising from or relating to this Agreement, shall be submitted to the South China Branch of China International Economic and Trade Arbitration Commission （“CIETAC” ） for arbitration in Shenzhen, and shall abide by CIETAC arbitration rules effective at the time when such dispute is submitted.

14.2	仲裁庭应由三名仲裁员组成。质押人应指定一名仲裁员，质押权人应指 定一名仲裁员。第三名仲裁员应由贸仲委指定并担任首席仲裁员。

The arbitration tribunal shall consist of three arbitrators, one appointed by the Pledgor, another one appointed by the Pledgee, and the remaining one, the chief arbitrator, appointed by the director of CIETAC.

14.3	仲裁程序应以中文进行。在仲裁庭开庭时，如果各方中的任何一方或其 代理人或证人需要英文翻译，此种翻译可以按照仲裁规则的要求提供， 该翻译服务的成本及费用应由要求该服务的一方承担。

The arbitration shall be conducted in Chinese language. In the session of such arbitration, if a Party or its agent or witness requires English translation or interpreting, such translation or interpreting service may be provided pursuant to arbitration rules, with the translation or interpreting fees and expenses assumed by the Party requiring such service.

14.4	该仲裁裁决应为最终裁定且对各方均具有约束力。

The adjudication of arbitration shall be a final judgment and be binding on all Parties.

14.5	在解决争议期间，各方应在所有其他方面继续履行本协议。

During the solution of such dispute, all Parties shall proceed with other obligations under this Agreement.

15.	通知

Notification

根据本协议任何一方可能发出或被要求发出的任何通知或其他通讯应以中文及 英文做出，并可通过专人、以挂号信（邮资预付）、以公认的快递公司或以传 真按以下载明的地址送达另一方。该等通知被视为有效送达的日期应按以下原 则加以确定：

The notification or other communication issued or requested to be issued by any Party pursuant to this Agreement shall be made in Chinese language and English language and may be delivered to the other Party, at the address stated clearly below, by hand, registered or certified mail (postage prepaid), reputable express messenger or facsimile. Such notification shall be deemed properly delivered:

(1)	通过专人送交的通知应于专人送达当日视为有效送达；

At the day delivered by hand;

(2)	以挂号信（邮资预付）方式发出的通知应于该通知付邮之日（以邮戳为 准）后第六(6)日视为有效送达；

Six (6) days after the date of date-stamp if such notification is delivered by register or certified mail (postage prepaid);

(3)	以快递送交的通知应于该通知送交该公认的快递公司之日后第三(3)个工 作日视为有效送达；

Three (3) working days after sent to the express messenger if it is delivered by reputable express messenger;

(4)	以传真方式发出的通知应于传真发出当日后的第一个工作日视为有效送 达。

At the first working day after transmit of such notification if it is delivered through facsimile.

为通知之目的，各方的地址载列如下：

The notifications shall be delivered to the addresses as follows:

如向质押人发出通知，则地址为：广州市越秀区环市中路 316 号 1506 房
To the Pledgee: Room 6，Floor 15，No.316，Middle Huanshi Road， Yuexiu District，Guangzhou City

如向质押权人发出通知，则地址为：广州市南沙区进港大道 10 号 609 房
To the Pledgor: Room 609, No.10, Jin Gang Avenue, Nansha District, Guangzhou City

任何一方可随时按照本条规定以向另一方发出书面通知的方式变更其地 址。

Any Party may, at any time, change its delivery address, through written notification to the other Party pursuant to this Agreement.

16.	杂项条款

Other Particulars

16.1	本协议的签署、有效性、解释、履行、修改及终止应受中国法律管辖。

The execution, validity, interpretation, performance, amendment and termination of this Agreement shall be under the jurisdiction of the laws of China.

16.2	本协议在各方正式授权代表签署时即为有效并对各方具有法律约束力。

This Agreement shall come into force and be binding on all Parties promptly after the signatures are executed by the officially authorized representatives of all Parties.

16.3	除非本协议另有约定，本协议的任何修改均应由各方签署书面协议方为 有效。

Unless other provisions in this Agreement, any amendment to this Agreement shall be in force only after an additional written agreement is made and entered into by all Parties.

16.4	除非中国法律另有规定，质押人应支付与本协议项下的任何付款有关的 全部印花税或其它税，以及质押权人的实际费用和内部收费。质押人同 意补偿质押权人可能遭受的与本协议有关的任何种类的债务、损失、损 害、花费和成本，包括但不限于质押权人的实际成本和费用、在任何调 查程序、行政程序或司法程序中质押权人聘请律师的费用，而不管质押 权人在这些程序中是否被指定为一方。

Unless other provisions under the laws of China, the Pledgor shall assume all stamp taxes and other taxes relating to any payment under this Agreement, and other out-of-pocket expense and internal expenses of the Pledgor. The Pledgor agrees to indemnify the Pledgee against any kind of potential liability, losses, damages, expenses and expenditures relating to this Agreement which may be assumed by the Preferential Transferee, including but not limited to any actual cost and out-of-pocket expenses of the Pledgee and any attorney fee incurred from the engagement of attorney by the Pledgee in any investigation, administrative or legal proceedings, whether the Pledgee is appointed as a party in such proceedings or not.

16.5	任何一方对于另一方因违反本协议或对本协议构成违约而迟延或疏忽行 使任何权、利力或救济不得损及受害方所享有的该等权利、权力或救 济，亦不得解释为受害方对该等违约或随后任何类似违约救济的放弃， 或对该等违约的默认。对任何一方违反本协议或对本协议构成违约的任 何部分的任何种类或必须的放弃、许可、同意或批准，或对任何一方对 本协议的任何规定或条件部分的任何放弃必须以书面的形式做出，且仅 在以该等书面形式中特别规定的范围内有效。本协议或法律或以其它方 式赋予各方的全部救济应为累积的而不是仅可选择的。

Any Party ’ s delay or negligence in the exercise of rights, power or remedy resulted from other Party’s violation or breach of this Agreement, shall not damnify or damage such rights, power or remedy of the injured Party, and shall not be construed as any waiver of the injured Party in the remedy against such breach or any subsequent similar breach, or as the injured Party ’ s pretermission to such breach. Any waiver, approval, consent or ratification, necessary or in any category, of any part of this Agreement under the violation or breach by any Party, or any waiver of any part or of any provision of this Agreement by any Party, shall be executed in written and only be effective to the extent expressly set forth in such written document. All remedies to each Party provided by this Agreement, laws or otherwise shall be accumulative, rather than to select one only.

16.6	本协议及本协议提及的或其明示包含的其他合同及文件构成各方之间就 本协议项下标的签订的完整的协议，并取代各方就本协议项下标的所达 成的任何先前的口头的或书面的协议、合同、承诺和通信。

This Agreement and other agreements, contracts or documents referred to or overtly involved in this Agreement shall constitute an entire Agreement for the target under this Agreement by all Parties. Such entire Agreement shall substitute any prior verbal or written agreement, contract, commitment and communication for the target under this Agreement by all Parties.

16.7	如果本协议的任何条款在所适用的中国法下被认为非法或者不具强制执 行力，该条款应被视为被从本协议中删除并且不具有效力。本协议的其 他的条款及条件应仍然有效，本协议并应被认为在最初签署时已排除了 该无效条款。

If any provision of this Agreement shall be held as invalid, illegal or unenforceable under the laws of China, such provision shall be deemed as eliminated from this Agreement and ineffective. The validity, legality and enforceability of the remaining provisions in this Agreement shall not be affected in any way, and such invalid, illegal or enforceable provision shall also be deemed as eliminated from this Agreement at the very beginning of the execution of this Agreement.

16.8	自本协议终止之日至其后五(5)年止，每一方均应对保密信息严格保密并 且除为诚信地履行本协议之目的外，不得直接或间接为其他任何目的披 露、使用或利用该信息。

Within five (5) years which commence from the day of the termination or expiration of this Agreement, each Party shall maintain secrecy of all confidential data and information. Except for the performance of this Agreement in good faith, such confidential data and information shall not be exposed, used or applied directly or indirectly for any other purpose.

此处，“保密信息”是指：(i) 本协议以及本协议提及的或以其 他方式被作为参考而包括的所有合同及文件的存在及其内容；以及 (ii) 任何形式的可能包含与任何一方有关的非公开信息的任何信息、文件或 数据，包括技术信息、数据、程序和方法、商业秘密、市场分析、价格 信息、顾客名单、研究、软件、一般性的专有技术、设计以及商业的和 其他专有的或机密的信息或数据及任何财务成果或信息。

Such “Confidential Data and Information” shall include: (i) the existence and content of this Agreement and all other agreements and documents relating to or involved by this Agreement; (ii) any form of information, document or data relating to each Party, which may include any non-public information, including technical information, data, techniques and method, trade secret, market analysis, pricing data, list of clients or customers, investigation, software, general technology, design and advertisement, other private or confidential information or data and any financial and accounting result and data.

16.9	在本协议中所作的陈述、保证、约定和协定在本协议所述的交易守成交 割后应继续有效。

Any representation, guarantee, commitment and stipulation under this Agreement will remain in validity after the successful completion or accomplishment of transaction proposed pursuant to this Agreement.

16.10	除非本协议另有约定，未经另一方的事先书面同意，任何一方均不得将 其在本协议项下的权利或义务让与或转让给其它方。本协议的规定应为 本协议各方的继承人和允许的受让人的利益且对他们具有约束力。

Unless other provisions in this Agreement, without prior written consent of all other Parties, any Party shall not assign or transfer any right or obligation under this Agreement to other party. The provisions under this Agreement shall inure to the benefit of the successor or permitted assignee of the Parties herein and be binding on such successor or assignee.

16.11	本协议由中文及英文书写。两个语言版本同等真实。各方在此确认其均 审阅了两个语言的版本并且两个版本在所有重大方面实质相同。如果两 种语言文本之间有任何不一致的地方，则应以中文文本为准。

This Agreement is made in Chinese language and English language, which are equally authentic. All Parties hereby confirm that the Agreement in such two languages has been reviewed and materially the same with all aspects. In the case of any inconsistence between such two versions, the Chinese version shall prevail.

16.12	本协议在中国（广州市）由各方正式授权代表签署（三）份原件（每份 中英文各一(1)份）。各方各持一份原件。

This Agreement is executed, in (Guangzhou City), China, by the officially authorized representatives of each Party, in (three copies) in both Chinese language and English language, each of which shall be authentic and each Party shall keep one in both languages.

16.13	自本协议签署之日且在其签署后，经一方发出要求，被要求的另一方应 签署和交付确认、执行及完全实现本协议的意图和目的所合理必须的或 必要的该等契约文书、文件或其它书面文件。

As from the execution of this Agreement, at the request of any Party, other Party receiving such request shall execute and deliver any writ, document or other written material, reasonably necessary or useful for confirming, performing and fully realizing the intents and goals under this Agreement.

(签字页见下页) [Signatures in Next Page]

以兹为证，各方已在本协议页首述明的日期签署或促使其相应的正式授权代表 签署了本协议。

IN WITNESS WHEREOF, all Parties or the officially authorized representatives of all Parties execute signatures in this Agreement as of the day aforementioned at the very beginning of this Agreement.

质押人：孟雪琴

The Pledgor：Meng Xueqin

签字 Signature: /s/ Meng Xueqin

质押人：周永益

The Pledgor：Zhou Yongyi

签字 Signature: /s/ Zhou Yongyi

质押权人: 越宝企业管理咨询（广州）有限公司

The Pledgee ： Superior Treasure Enterprise Management Consulting

（Guangzhou） Corporation Limited

签字 Signature: /s/ Angella Lu

姓名 Name: Angella Lu

职务 Position:法定代表人 Legal Representative

附件 A
Appendix A

广东藏宝天下艺术品有限公司股东登记表

LIST OF SHAREHOLDERS OF

GUANGDONG CANG BAO TIAN XIA ARTWORKS CORPORATION LIMITED

股东 名称	股东 性质	证件 类型	证件号码	持有 出资额	股权 性质	持股 比例	通讯地址
孟雪琴	自然人	身份证	xxxxxxxxxxxxxxxxxx		普通股		北京市丰台区嘉园一里 8 楼 9 门 802 号
周永益	自然人	身份证	xxxxxxxxxxxxxxxxxx		普通股		成都市金牛区茶店子育苗路 8 号 8 栋 4 单元 2 号